Exhibit 99.1

Press Release

____________________________________________________________________________________________________________________________________________

TIDEWATER INC. ● 6002 Rogerdale Road, Suite 600 ● Houston, TX 77072 ● Telephone (713) 470-5300 ● Fax (888) 909-0946

Tidewater Reports Results For The Three Months Ended September 30, 2018

HOUSTON, November 12, 2018 — Tidewater Inc. (NYSE:TDW) announced today a net loss for the three months ended September 30, 2018, of $30.9 million, or $1.16 per common share, on revenues of $99.2 million.

As more fully explained in the company's Form 10-Q for the quarter ended September 30, 2018, upon emergence from Chapter 11 bankruptcy on July 31, 2017, the company adopted fresh start accounting in accordance with applicable accounting and reporting regulations, which resulted in the company becoming a new entity for financial reporting purposes on July 31, 2017.  References herein to "Successor" relate to the financial position and results of operations of the reorganized company subsequent to July 31, 2017, while references to "Predecessor" relate to the financial position and results of operations of the company through July 31, 2017.

Included in the $30.9 million ($1.16 per common share) net loss for the three months ending September 30, 2018 were the following:

•	$16.9 million ($0.63 per common share) in non-cash Asset impairments that resulted from impairment reviews undertaken during the three months ended September 30, 2018.
•	$3.2 million ($0.12 per common share) in general and administrative expenses related to the proposed combination with GulfMark during the three months ended September 30, 2018.

Consolidated earnings (loss) before interest, taxes, depreciation and amortization (EBITDA) for the three months ended September 30, 2018, was $7.9 million, which excludes $16.9 million of Asset impairments, but includes $3.8 million of stock-based compensation expense and $3.2 million of costs related to the proposed combination with GulfMark.  (See disclosures related to Non-GAAP measures in other fleet and financial data beginning on page 10 herein.)

John Rynd, Tidewater President and Chief Executive Officer commented, “Our third quarter results reflect a market that is continuing to show signs of improvement.  Trends in tendering, requests for quotes and customer dialogue are all positive, but we do not expect to see material improvements in activity or average day rates until the second half of 2019 or later. In short, the offshore market is moving in the right direction, but we think the pace of improvement will be gradual and the path toward a broad-based industry recovery will likely include a number of turns, twists and possible setbacks. For the just-completed September quarter, market dynamics generally fell in line with our expectations, with lower vessel operating margin reflecting higher than anticipated maintenance costs and rate pressure in several regions. Utilization of our active fleet, while also down from last quarter, remained higher than what we experienced earlier in the year, further indicating that we are continuing to work our way out of a market trough. We are pleased to maintain positive EBITDA and positive cash flow from operations this quarter, as well as year to date, reflecting our commitment to achieving these and other financial targets. Assuming favorable outcomes to stockholder votes, we expect to complete our previously announced combination with GulfMark on November 15 and our team’s near-term efforts will be focused on executing our integration plan, with the objective of achieving targeted cost and operational synergies as efficiently and effectively as possible. We continue to believe that the combination of Tidewater and GulfMark creates clear and compelling value for stakeholders of both companies."

Common shares and New Creditor Warrants, each of which is exercisable to acquire one common share at a price of $0.001, and the sum of common shares and New Creditor Warrants outstanding at September 30, 2018 were 26,815,991, 3,512,416 and 30,328,407, respectively.

Tidewater will hold a conference call to discuss results for the three months ended September 30, 2018 on Tuesday, November 13, 2018 at 10:00 a.m. Central Time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-771-4371 if calling from the U.S. or Canada (1-847-585-4405 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start.  A replay of the conference call will be available beginning at 12:00 p.m. Central Time on November 13, 2018, and will continue until 11:59 p.m. Central Time on November 15, 2018. To hear the replay, call 1-888-843-7419 (1-630-652-3042 if calling from outside the U.S.).  The conference call ID number is 47697841.

A simultaneous webcast of the conference call will be available online at the Tidewater Inc. website, www.tdw.com.  The online replay will be available until December 13, 2018.

The conference call will contain forward-looking statements in addition to statements of historical fact.  The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the company involves numerous risks and uncertainties that may cause the company’s actual performance to be materially different from that stated or implied in the forward-looking statements.  Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s most recent Forms 10-Q and 10-K.

Tidewater owns and operates one of the largest fleets of Offshore Support Vessels in the industry, with over 60 years of experience supporting offshore energy exploration and production activities worldwide.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc.,

Quinn P. Fanning

Chief Financial Officer

713-470-5231

Jason Stanley

Director, Investor Relations

713-470-5292

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)

(Unaudited)

(In thousands, except share and per share data)

	Successor		Predecessor
		Period from	Period from
	Three Months	August 1, 2017	July 1, 2017
	Ended	through	through
	September 30, 2018	September 30, 2017	July 31, 2017
Revenues:
Vessel revenues	$97,011	70,571	34,340
Other operating revenues	2,181	3,729	1,923
	99,192	74,300	36,263
Costs and expenses:
Vessel operating costs	65,237	52,301	32,665
Costs of other operating revenues	1,681	2,273	763
General and administrative	25,546	16,246	8,773
Vessel operating leases	—	1,124	623
Depreciation and amortization	13,390	8,142	11,160
Loss (gain) on asset dispositions, net	1,571	(4)	(372)
Asset impairments	16,853	—	21,325
	124,278	80,082	74,937
Operating loss	(25,086)	(5,782)	(38,674)
Other income (expenses):
Foreign exchange gain (loss)	1	(58)	(2,024)
Equity in net earnings (losses) of unconsolidated companies	56	1,305	269
Interest income and other, net	2,709	873	704
Reorganization items	—	(1,880)	(1,083,729)
Interest and other debt costs, net	(7,585)	(5,240)	(574)
	(4,819)	(5,000)	(1,085,354)
Loss before income taxes	(29,905)	(10,782)	(1,124,028)
Income tax expense	1,278	4,745	(1,529)
Net loss	$(31,183)	(15,527)	(1,122,499)
Less: Net income (loss) attributable to noncontrolling interests	(287)	166	(24)
Net loss attributable to Tidewater Inc.	$(30,896)	(15,693)	(1,122,475)
Basic loss per common share	$(1.16)	(0.81)	(23.82)
Diluted loss per common share	$(1.16)	(0.81)	(23.82)
Weighted average common shares outstanding	26,614,507	19,389,031	47,121,407
Dilutive effect of stock options and restricted stock	—	—	—
Adjusted weighted average common shares	26,614,507	19,389,031	47,121,407

Note (A):  The company did not incur any restructuring-related professional services costs during the quarter ended September 30, 2018 (Successor), but did incur professional services costs related to the proposed combination with GulfMark during the quarter ended September 30, 2018 of $3.2 million. General and administrative expenses for the quarter ended September 30, 2018 (Successor), the period from August 1, 2017 through September 30, 2017 (Successor) and the period from July 1, 2017 through July 31, 2017 (Predecessor), included stock-based compensation of $3.8 million, $1.2 million and $1.4 million, respectively.

Note (B):  Common shares and new creditor warrants and the sum of common shares and New Creditor Warrants outstanding at September 30, 2018 (Successor) were 26,815,991, 3,512,416 and 30,328,407, respectively.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)

(Unaudited)

(In thousands, except share and per share data)

	Successor		Predecessor
	Successor	Period from	Period from
	Nine Months	August 1, 2017	January 1, 2017
	Ended	through	through
	September 30, 2018	September 30, 2017	July 31, 2017
Revenues:
Vessel revenues	$288,679	70,571	303,501
Other operating revenues	7,607	3,729	8,617
	296,286	74,300	312,118
Costs and expenses:
Vessel operating costs	194,613	52,301	197,283
Costs of other operating revenues	4,797	2,273	5,037
General and administrative	73,536	16,246	83,559
Vessel operating leases	—	1,124	14,607
Depreciation and amortization	38,192	8,142	85,039
Gain on asset dispositions, net	(1,686)	(4)	(9,625)
Asset impairments	24,254	—	249,606
	333,706	80,082	625,506
Operating loss	(37,420)	(5,782)	(313,388)
Other income (expenses):
Foreign exchange loss	(1,349)	(58)	(2,516)
Equity in net earnings (losses) of unconsolidated companies	(14,993)	1,305	7,627
Interest income and other, net	5,495	873	3,974
Reorganization items	—	(1,880)	(1,396,905)
Interest and other debt costs, net	(22,731)	(5,240)	(32,188)
	(33,578)	(5,000)	(1,420,008)
Loss before income taxes	(70,998)	(10,782)	(1,733,396)
Income tax expense	10,396	4,745	483
Net loss	$(81,394)	(15,527)	(1,733,879)
Less: Net income (loss) attributable to noncontrolling interests	(386)	166	7,884
Net loss attributable to Tidewater Inc.	$(81,008)	(15,693)	(1,741,763)
Basic loss per common share	$(3.23)	(0.81)	(36.98)
Diluted loss per common share	$(3.23)	(0.81)	(36.98)
Weighted average common shares outstanding	25,073,284	19,389,031	47,104,117
Dilutive effect of stock options and restricted stock	—	—	—
Adjusted weighted average common shares	25,073,284	19,389,031	47,104,117

Note (C):  The company did not incur any restructuring-related professional services costs during the nine months ended September 30, 2018 (Successor), but did incur professional services costs related to the proposed combination with GulfMark during the nine months ended September 30, 2018 of $4.7 million. Restructuring-related professional services costs included in general and administrative expenses for the period from January 1, 2017 through July 31, 2017 (Predecessor), were $23.4 million. General and administrative expenses for the nine months ended September 30, 2018 (Successor), the period from August 1, 2017 through September 30, 2017 (Successor) and the period from July 1, 2017 through July 31, 2017 (Predecessor), included stock-based compensation of $10 million, $1.2 million and $0.8 million, respectively.

Note (D):  Common shares and new creditor warrants and the sum of common shares and New Creditor Warrants outstanding at September 30, 2018 (Successor) were 26,815,991, 3,512,416 and 30,328,407, respectively.

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands, except share and par value data)

	Successor
	September 30,	December 31,
ASSETS	2018	2017
Current assets:
Cash and cash equivalents	$461,088	432,035
Restricted cash	7,466	21,300
Trade and other receivables, net	88,013	114,184
Due from affiliates	174,349	230,315
Marine operating supplies	27,591	28,220
Other current assets	9,880	19,130
Total current assets	768,387	845,184
Investments in, at equity, and advances to unconsolidated companies	1,129	29,216
Net properties and equipment	776,640	837,520
Deferred drydocking and survey costs	16,053	3,208
Other assets	28,700	31,052
Total assets	$1,590,909	1,746,180

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$30,571	38,497
Accrued expenses	46,060	54,806
Due to affiliates	48,064	99,448
Accrued property and liability losses	2,447	2,585
Current portion of long-term debt	7,671	5,103
Other current liabilities	18,894	19,693
Total current liabilities	153,707	220,132
Long-term debt	435,301	443,057
Accrued property and liability losses	4,212	2,471
Other liabilities	53,781	58,576

Commitments and Contingencies

Equity:
Successor Common stock of $0.001 par value, 125,000,000 shares authorized, 26,815,991 and 22,115,916 shares issued and outstanding at September 30, 2018 and December 31, 2017, respectively	27	22
Additional paid-in capital	1,063,603	1,059,120
Retained deficit	(120,274)	(39,266)
Accumulated other comprehensive loss	(403)	(147)
Total stockholders’ equity	942,953	1,019,729
Noncontrolling interests	955	2,215
Total equity	943,908	1,021,944
Total liabilities and equity	$1,590,909	1,746,180

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(Unaudited)

(In thousands)

	Successor		Predecessor
		Period from	Period from
	Three Months	August 1, 2017	July 1, 2017
	Ended	through	through
	September 30, 2018	September 30, 2017	July 31, 2017
Net loss	$(31,183)	(15,527)	(1,122,499)
Other comprehensive income:
Unrealized gains (losses) on available for sale securities, net of tax of $0, $0 and $0	—	82	77
Change in loss on derivative contract, net of tax of $0, $0 and $823	—	—	—
Change in supplemental executive retirement plan liability, net of tax of $0, $0 and $0	—	—	(536)
Change in pension plan minimum liability, net of tax of $0, $0 and $0	—	—	(594)
Change in other benefit plan minimum liability, net of tax of $0, $0 and $0	—	—	(1,468)
Total comprehensive loss	$(31,183)	(15,445)	(1,125,020)

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(Unaudited)

(In thousands)

	Successor		Predecessor
		Period from	Period from
	Nine Months	August 1, 2017	January 1, 2017
	Ended	through	through
	September 30, 2018	September 30, 2017	July 31, 2017
Net loss	$(81,394)	(15,527)	(1,733,879)
Other comprehensive income:
Unrealized gains (losses) on available for sale securities, net of tax of $0, $0 and $61	(256)	82	67
Change in loss on derivative contract, net of tax of $0, $0 and $823	—	—	1,317
Change in supplemental executive retirement plan liability, net of tax of $0, $0 and ($927)	—	—	(2,257)
Change in pension plan minimum liability, net of tax of $0, $0 and $215	—	—	(195)
Change in other benefit plan minimum liability, net of tax of $0, $0 and ($2,046)	—	—	(5,267)
Total comprehensive loss	$(81,650)	(15,445)	(1,740,214)

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

	Successor		Predecessor
		Period from	Period from
	Nine Months	August 1, 2017	January 1, 2017
	Ended	through	through
	September 30, 2018	September 30, 2017	July 31, 2017
Operating activities:
Net loss	$(81,394)	(15,527)	(1,733,879)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Reorganization items	—	—	1,368,882
Depreciation and amortization	33,949	8,138	85,039
Amortization of deferred drydocking and survey costs	4,243	4	—
Amortization of debt premium and discounts	(1,371)	(281)	—
Provision for deferred income taxes	—	—	(7,743)
Gain on asset dispositions, net	(1,686)	(4)	(9,625)
Asset impairments	24,254	—	249,606
Changes in investments in, at equity, and advances to unconsolidated companies	28,087	(1,044)	(9,314)
Compensation expense - stock-based	9,967	1,173	819
Excess tax liability on stock option activity	—	—	4,927
Changes in assets and liabilities, net:
Trade and other receivables	(10,744)	(3,775)	57,337
Changes in due to/from related parties, net	28,290	(3,920)	26,262
Marine operating supplies	(1,411)	1,005	(320)
Other current assets	9,032	5,714	(8,298)
Accounts payable	1,719	(317)	(10,715)
Accrued expenses	(10,719)	(10,555)	24,339
Accrued property and liability losses	(138)	13	(813)
Other current liabilities	5,802	3,753	(7,131)
Other liabilities	(232)	(847)	4,768
Cash paid for deferred drydocking and survey costs	(17,088)	(392)	—
Other, net	1,670	(947)	14,422
Net cash provided by (used in) operating activities	22,230	(17,809)	48,563
Cash flows from investing activities:
Proceeds from sales of assets	16,499	4,875	4,636
Additions to properties and equipment	(9,116)	(589)	(10,620)
Proceeds related to novated vessel construction contract	—	—	5,272
Net cash provided by (used in) investing activities	7,383	4,286	(712)
Cash flows from financing activities:
Principal payment on long-term debt	(4,020)	—	(7,856)
Payments to General Unsecured Creditors	(8,377)	(87,366)	(122,806)
Other	(1,997)	1	(6,127)
Net cash used in financing activities	(14,394)	(87,365)	(136,789)
Net change in cash, cash equivalents and restricted cash	15,219	(100,888)	(88,938)
Cash, cash equivalents and restricted cash at beginning of period	453,335	560,866	649,804
Cash, cash equivalents and restricted cash at end of period	$468,554	459,978	560,866
Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest, net of amounts capitalized	$24,218	59	9,795
Income taxes	$13,679	1,392	6,907

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(Unaudited)

(In thousands)

				Accumulated
		Additional	Retained	other	Non
	Common	paid-in	(deficit)	comprehensive	controlling
	stock	capital	earnings	loss	interest	Total
Balance at December 31, 2017 (Successor)	$22	1,059,120	(39,266)	(147)	2,215	1,021,944
Total comprehensive loss	—	—	(81,008)	(256)	(386)	(81,650)
Issuance of common stock	5	(2)	—	—	—	3
Amortization of restricted stock units	—	5,611	—	—	—	5,611
Acquisition of noncontrolling interest	—	(1,126)	—	—	(874)	(2,000)
Balance at September 30, 2018 (Successor)	$27	1,063,603	(120,274)	(403)	955	943,908

Balance at December 31, 2016 (Predecessor)	$4,707	171,018	1,570,027	(6,446)	8,258	1,747,564
Total comprehensive loss	—	—	(1,741,764)	(6,333)	7,883	(1,740,214)
Stock option expense	—	659	—	—	—	659
Cancellation/forfeiture or restricted stock units	—	1,254	157	—	—	1,411
Amortization of restricted stock units	5	(6,064)	—	—	—	(6,059)
Cash paid to noncontrolling interests	—	—	—	—	(1,200)	(1,200)
Balance at July 31, 2017 (Predecessor)	$4,712	166,867	(171,580)	(12,779)	14,941	2,161
Cancellation of Predecessor equity	(4,712)	(166,867)	171,580	12,779	(13,266)	(486)
Balance at July 31, 2017 (Predecessor)	$—	—	—	—	1,675	1,675

Issuance of Successor common stock and warrants	$18	1,055,391	—	—	—	1,055,409

Balance at August 1, 2017 (Successor)	$18	1,055,391	—	—	1,675	1,057,084
Total comprehensive loss	—	—	(15,693)	82	166	(15,445)
Issuance of common stock	3	(1)	—	—	—	2
Amortization of restricted stock units	—	1,173	—	—	—	1,173
Cash paid to noncontrolling interests	—	—	—	—	—	—
Balance at September 30, 2017 (Successor)	$21	1,056,563	(15,693)	82	1,841	1,042,814

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

	Successor				Predecessor
			Period from		Period from
	Three Months		August 1, 2017		July 1, 2017
	Ended		through		through
	September 30, 2018		September 30, 2017		July 31, 2017
(In thousands)		%		%		%
Vessel revenues:
Americas	$28,039	29%	17,449	25%	8,961	26%
Middle East/Asia Pacific	19,927	20%	16,669	24%	8,547	25%
Europe/Mediterranean Sea	12,566	13%	8,860	12%	4,435	13%
West Africa	36,479	38%	27,593	39%	12,397	36%
Total vessel revenues	$97,011	100%	70,571	100%	34,340	100%
Vessel operating costs:
Crew costs	$37,615	39%	27,705	39%	14,443	42%
Repair and maintenance	8,634	9%	6,373	9%	9,196	27%
Insurance and loss reserves	(1,706)	(2%)	1,679	2%	825	2%
Fuel, lube and supplies	7,980	8%	6,990	10%	2,851	8%
Other	12,714	13%	9,554	14%	5,350	16%
Total vessel operating costs	65,237	67%	52,301	74%	32,665	95%
Vessel operating margin (F)	$31,774	33%	18,270	26%	1,675	5%

	Successor				Predecessor
			Period from		Period from
	Nine Months		August 1, 2017		January 1, 2017
	Ended		through		through
	September 30, 2018		September 30, 2017		July 31, 2017
(In thousands)		%		%		%
Vessel revenues:
Americas (E)	$86,721	30%	17,449	25%	121,380	40%
Middle East/Asia Pacific	60,721	21%	16,669	24%	62,991	21%
Europe/Mediterranean Sea	35,546	12%	8,860	12%	25,631	8%
West Africa	105,691	37%	27,593	39%	93,499	31%
Total vessel revenues (E)	$288,679	100%	70,571	100%	303,501	100%
Vessel operating costs:
Crew costs	$108,207	37%	27,705	39%	98,482	32%
Repair and maintenance	24,316	8%	6,373	9%	40,112	13%
Insurance and loss reserves	(586)	(<1%)	1,679	2%	2,183	1%
Fuel, lube and supplies	25,174	9%	6,990	10%	21,558	7%
Other	37,502	13%	9,554	14%	34,948	12%
Total vessel operating costs	194,613	67%	52,301	74%	197,283	65%
Vessel operating margin (F)	$94,066	33%	18,270	26%	106,218	35%

Note (E): Included in Americas and total vessel revenues for the period January 1, 2017 through July 31, 2017 (Predecessor),

is $39.1 million of revenue related to the early cancellation of a long-term vessel charter contract.

Note (F): Vessel operating margin equals vessel revenues less vessel operating costs and excludes general and administrative expenses, vessel operating leases and depreciation and amortization expenses.  The following tables reconcile vessel operating margin as presented above to vessel operating profit (loss):

	Successor		Predecessor
		Period from	Period from
	Three Months	August 1, 2017	July 1, 2017
	Ended	through	through
(In thousands)	September 30, 2018	September 30, 2017	July 31, 2017
Vessel operating margin	$31,774	18,270	1,675
General and administrative expenses - vessel operations	(16,121)	(11,214)	(5,879)
Vessel operating leases	—	(1,124)	(623)
Depreciation and amortization - vessel operations	(13,286)	(7,663)	(10,712)
Vessel operating profit (loss)	$2,367	(1,731)	(15,539)

	Successor		Predecessor
		Period from	Period from
	Nine Months	August 1, 2017	January 1, 2017
	Ended	through	through
(In thousands)	September 30, 2018	September 30, 2017	July 31, 2017
Vessel operating margin	$94,066	18,270	106,218
General and administrative expenses - vessel operations	(49,600)	(11,214)	(43,326)
Vessel operating leases	—	(1,124)	(14,607)
Depreciation and amortization - vessel operations	(37,877)	(7,663)	(81,776)
Vessel operating profit (loss)	$6,589	(1,731)	(33,491)

The company’s other operating profit consists of the following:

Successor	Predecessor
Period from	Period from
Three Months	August 1, 2017	July 1, 2017
Ended	through	through
September 30, 2018	September 30, 2017	July 31, 2017
(In thousands)	%	%	%
Other operating revenues	$2,181	100%	3,729	100%	1,923	100%
Costs of other operating revenues	(1,681)	(77)%	(2,273)	(61)%	(763)	(40)%
General and administrative expenses - other operating activities	(10)	(<1%)	(235)	(6)%	(54)	(3)%
Depreciation and amortization - other operating activities	(5)	(<1%)	(412)	(11)%	(285)	(14)%
Total other operating profit	$485	22%	809	22%	821	43%

Successor	Predecessor
Period from	Period from
Nine Months	August 1, 2017	January 1, 2017
Ended	through	through
September 30, 2018	September 30, 2017	July 31, 2017
(In thousands)	%	%	%
Other operating revenues	$7,607	100%	3,729	100%	8,617	100%
Costs of other operating revenues	(4,797)	(63%)	(2,273)	(61%)	(5,037)	(58%)
General and administrative expenses - other operating activities	(27)	(<1%)	(235)	(6%)	(934)	(11%)
Depreciation and amortization - other operating activities	(16)	(<1%)	(412)	(11%)	(1,995)	(23%)
Total other operating profit	$2,767	36%	809	22%	651	8%

The company’s operating loss and other components of loss before income taxes and its related percentage of total revenues, were as follows:

	Successor				Predecessor
			Period from		Period from
	Three Months		August 1, 2017		July 1, 2017
	Ended		through		through
	September 30, 2018		September 30, 2017		July 31, 2017
(In thousands)		%		%		%
Vessel operating profit (loss):
Americas	$1,212	1%	(2,651)	(4%)	(6,850)	(19%)
Middle East/Asia Pacific	(701)	(1%)	944	1%	(118)	(<1%)
Europe/Mediterranean Sea	(2,056)	(2%)	(711)	(<1%)	(2,517)	(7%)
West Africa	3,912	4%	687	<1%	(6,054)	(17%)
	2,367	2%	(1,731)	(3%)	(15,539)	(43%)
Other operating profit	485	1%	809	1%	821	2%
	2,852	3%	(922)	(2%)	(14,718)	(41%)

Corporate general and administrative expenses (G)	(9,415)	10%	(4,797)	(7%)	(2,840)	(8%)
Corporate depreciation	(99)	(<1%)	(67)	(<1%)	(163)	(<1%)
Corporate expenses	(9,514)	(10%)	(4,864)	(7%)	(3,003)	(8%)

Gain (loss) on asset dispositions, net	(1,571)	(2%)	4	<1%	372	1%
Asset impairments	(16,853)	(17%)	—	—	(21,325)	(59%)
Operating loss	$(25,086)	(26%)	(5,782)	(9%)	(38,674)	(107%)
Foreign exchange gain (loss)	1	<1%	(58)	(<1%)	(2,024)	(5%)
Equity in net earnings (losses) of unconsolidated companies	56	(<1%)	1,305	2%	269	1%
Interest income and other, net	2,709	3%	873	1%	704	2%
Reorganization items	—	—	(1,880)	(2%)	(1,083,729)	(2989%)
Interest and other debt costs, net	(7,585)	(8%)	(5,240)	(7%)	(574)	(2%)
Loss before income taxes	$(29,905)	(31%)	(10,782)	(15%)	(1,124,028)	(3100%)

Note (G):  The company did not incur any restructuring-related professional services costs during the quarter ended September 30, 2018 (Successor), but did incur professional services costs related to the proposed combination with GulfMark during the quarter ended September 30, 2018 of $3.2 million. General and administrative expenses for the quarter ended September 30, 2018 (Successor), the period from August 1, 2017 through September 30, 2017 (Successor) and the period from July 1, 2017 through July 31, 2017 (Predecessor), included stock-based compensation of $3.8 million, $1.2 million and $1.4 million, respectively.

	Successor				Predecessor
			Period from		Period from
	Nine Months		August 1, 2017		January 1, 2017
	Ended		through		through
	September 30, 2018		September 30, 2017		July 31, 2017
(In thousands)		%		%		%
Vessel operating profit (loss):
Americas (H)	$11,804	4%	(2,651)	(4%)	8,069	3%
Middle East/Asia Pacific	(2,329)	(1%)	944	1%	(7,597)	(2%)
Europe/Mediterranean Sea	(6,753)	(2%)	(711)	(<1%)	(19,783)	(6%)
West Africa	3,867	1%	687	<1%	(14,180)	(5%)
	6,589	2%	(1,731)	(3%)	(33,491)	(10%)
Other operating profit	2,767	1%	809	1%	651	<1%
	9,356	3%	(922)	(2%)	(32,840)	(10%)

Corporate general and administrative expenses (I)	(23,909)	(8%)	(4,797)	(7%)	(39,299)	(13%)
Corporate depreciation	(299)	(<1%)	(67)	(<1%)	(1,268)	(<1%)
Corporate expenses	(24,208)	(8%)	(4,864)	(7%)	(40,567)	(13%)

Gain on asset dispositions, net	1,686	1%	4	<1%	9,625	3%
Asset impairments	(24,254)	(9%)	—	—	(249,606)	(80%)
Operating loss	$(37,420)	(13%)	(5,782)	(9%)	(313,388)	(100%)
Foreign exchange loss	(1,349)	(<1%)	(58)	(<1%)	(2,516)	(<1%)
Equity in net earnings (losses) of unconsolidated companies	(14,993)	(5%)	1,305	2%	7,627	2%
Interest income and other, net	5,495	2%	873	1%	3,974	1%
Reorganization items	—	—	(1,880)	(2%)	(1,396,905)	(448%)
Interest and other debt costs, net	(22,731)	(8%)	(5,240)	(7%)	(32,188)	(10%)
Loss before income taxes	$(70,998)	(24%)	(10,782)	(15%)	(1,733,396)	(555%)

Note (H):  Americas segment vessel operating profit for the period from January 1, 2017 through July 31, 2017 (Predecessor), includes $39.1 million of revenue related to the early cancellation of a long-term vessel charter contract.

Note (I):  The company did not incur any restructuring-related professional services costs during the nine months ended September 30, 2018 (Successor), but did incur professional services costs related to the proposed combination with GulfMark during the nine months ended September 30, 2018 of $4.7 million. Restructuring-related professional services costs included in general and administrative expenses for the period from January 1, 2017 through July 31, 2017 (Predecessor), were $23.4 million. General and administrative expenses for the nine months ended September 30, 2018 (Successor), the period from August 1, 2017 through September 30, 2017 (Successor) and the period from July 1, 2017 through July 31, 2017 (Predecessor), included stock-based compensation of $10 million, $1.2 million and $0.8 million, respectively.

For the following tables for illustrative purposes, the company has combined the Successor and Predecessor results to derive combined results for the three months ended September 30, 2017.  The combination was generated by addition of comparable financial statement line items.  However, because of various adjustments to the consolidated financial statements in connection with the application of fresh-start reporting, including asset valuation adjustments and liability adjustments, the results of operations for the Successor may not be comparable to those of the Predecessor.  The quarters ended September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017 are Successor periods.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) – QUARTERLY DATA

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended

	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Revenues:
Vessel revenues	$97,011	104,174	87,494	101,313	104,911
Other operating revenues	2,181	1,427	3,999	3,140	5,652
	99,192	105,601	91,493	104,453	110,563
Costs and expenses:
Vessel operating costs	65,237	68,012	61,364	68,201	84,966
Costs of other operating revenues	1,681	642	2,474	1,519	3,036
General and administrative (J)	25,546	24,425	23,565	30,373	25,019
Vessel operating leases	—	—	—	91	1,747
Depreciation and amortization	13,390	12,785	12,017	12,195	19,302
Gain on asset dispositions, net	1,571	(1,338)	(1,919)	(6,612)	(376)
Asset impairments	16,853	1,215	6,186	16,777	21,325
	124,278	105,741	103,687	122,544	155,019
Operating loss	(25,086)	(140)	(12,194)	(18,091)	(44,456)
Other income (expenses):
Foreign exchange loss	1	(1,002)	(348)	(349)	(2,082)
Equity in net earnings (losses) of unconsolidated companies	56	390	(15,439)	825	1,574
Interest income and other	2,709	2,914	(128)	1,898	1,577
Reorganization items (J)	—	—	—	(2,419)	(1,085,609)
Interest and other debt costs	(7,585)	(7,547)	(7,599)	(7,769)	(5,814)
	(4,819)	(5,245)	(23,514)	(7,814)	(1,090,354)
Loss before income taxes	(29,905)	(5,385)	(35,708)	(25,905)	(1,134,810)
Income tax (benefit) expense	1,278	5,797	3,321	(2,706)	3,216
Net loss	$(31,183)	(11,182)	(39,029)	(23,199)	(1,138,026)
Less: Net income (loss) attributable to noncontrolling interests	(287)	(242)	143	374	142
Net loss attributable to Tidewater Inc.	$(30,896)	(10,940)	(39,172)	(23,573)	(1,138,168)
Basic loss per common share	$(1.16)	(0.44)	(1.67)	(1.02)	—
Diluted loss per common share	$(1.16)	(0.44)	(1.67)	(1.02)	—
Weighted average common shares outstanding (K)	26,614,507	24,654,220	23,424,943	23,137,909	—
Dilutive effect of stock options and restricted stock	—	—	—	—	—
Adjusted weighted average common shares	26,614,507	24,654,220	23,424,943	23,137,909	—

Vessel operating margin	$31,774	36,162	26,130	33,112	19,945

Note (J): Restructuring and merger-related items:
Professional services costs included in general and administrative expenses related to the proposed combination with GulfMark	$3,151	1,547	—	—	—
Restructuring-related professional services costs included in reorganization items	—	—	—	2,031	23,494
Restructuring-related sale leaseback vessel redelivery costs included in reorganization items	—	—	—	388	1,244
Total	$3,151	1,547	—	2,419	24,738

Note (K):  Weighted average shares outstanding for the quarters ended September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017 include 300,646, 0, 108,044 and 924,125 shares issuable upon the exercise of New Creditor Warrants held by U.S. citizens, respectively, at June 30, 2018, March 31, 2018 and December 31, 2017.  Common shares and New Creditor Warrants and the sum of common shares and New Creditor Warrants outstanding at September 30, 2018 were 26,815,991, 3,512,416 and 30,328,407, respectively. Common shares and New Creditor Warrants and the sum of common shares and New Creditor Warrants outstanding at June 30, 2018 were 26,085,274, 3,924,441 and 30,009,715, respectively. Common shares and New Creditor Warrants and the sum of common shares and New Creditor Warrants outstanding at March 31, 2018 were 23,988,075, 6,021,696 and 30,009,771, respectively.  Common shares and New Creditor Warrants and the sum of common shares and New Creditor Warrants outstanding at December 31, 2017 were 22,115,916, 7,884,006 and 29,999,922, respectively.

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	September 30,	June 30,	March 31,	December 31,	September 30,
ASSETS	2018	2018	2018	2017	2017
Current assets:
Cash and cash equivalents	$461,088	459,286	442,472	432,035	459,978
Restricted cash	7,466	5,213	2,847	21,300	—
Trade and other receivables, net (L)	88,013	96,630	115,754	114,184	120,271
Due from affiliates	174,349	197,059	207,919	230,315	245,056
Marine operating supplies	27,591	28,930	28,896	28,220	31,083
Other current assets	9,880	10,213	18,181	19,130	14,813
Total current assets	768,387	797,331	816,069	845,184	871,201
Investments in, at equity, and advances to unconsolidated companies	1,129	1,335	13,503	29,216	25,729
Net properties and equipment	776,640	803,725	814,263	837,520	868,689
Deferred drydocking and survey costs	16,053	14,372	11,430	3,208	388
Other assets	28,700	26,779	30,783	31,052	46,845
Total assets	$1,590,909	1,643,542	1,686,048	1,746,180	1,812,852

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable (L)	$30,571	30,561	45,781	38,497	39,439
Accrued expenses	46,060	49,312	56,408	54,806	61,115
Due to affiliates	48,064	62,353	78,135	99,448	112,642
Accrued property and liability losses	2,447	2,790	2,852	2,585	2,774
Current portion of long-term debt	7,671	6,290	5,215	5,103	5,174
Other current liabilities	18,894	17,815	8,826	19,693	38,041
Total current liabilities	153,707	169,121	197,217	220,132	259,185
Long-term debt	435,301	438,559	442,729	443,057	445,677
Accrued property and liability losses	4,212	2,651	2,561	2,471	2,607
Other liabilities and deferred credits	53,781	57,685	58,060	58,576	62,569

Commitments and Contingencies

Equity:
Common stock	27	26	24	22	21
Additional paid-in capital	1,063,603	1,064,039	1,061,983	1,059,120	1,056,563
Retained earnings	(120,274)	(89,378)	(78,438)	(39,266)	(15,693)
Accumulated other comprehensive income (loss)	(403)	(403)	(446)	(147)	82
Total stockholders’ equity	942,953	974,284	983,123	1,019,729	1,040,973
Noncontrolling interests	955	1,242	2,358	2,215	1,841
Total equity	943,908	975,526	985,481	1,021,944	1,042,814
Total liabilities and equity	$1,590,909	1,643,542	1,686,048	1,746,180	1,812,852

Supplemental Information
Due from related parties, net of due to related parties:
Sonatide (Angola)	$102,512	106,084	129,784	130,867	132,414
DTDW (Nigeria)	23,773	28,622	25,184	23,708	20,423
Total	$126,285	134,706	154,968	154,575	152,837

Note (L):  Included in Trade and other receivables, net, for the quarters ended March 31, 2018, December 31, 2017 and September 31, 2017 are $37,761; $33,353 and $27,616, respectively, of amounts due from our DTDW (Nigeria) joint venture.  Included in Accounts payable for the quarters ended March 31, 2018, December 31, 2017 and September 31, 2017 are $12,577; $9,645 and $7,193, respectively, of amounts due to our DTDW (Nigeria) joint venture.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
VESSEL REVENUE BY VESSEL CLASS (In thousands):

Americas fleet:
Deepwater	$19,513	22,661	16,205	17,062	14,102
Towing-supply	6,417	7,560	6,846	8,263	9,319
Other	2,109	2,380	3,030	3,010	2,989
Total	$28,039	32,601	26,081	28,335	26,410
Middle East/Asia Pacific fleet:
Deepwater	$7,607	9,603	9,564	9,066	8,393
Towing-supply	12,156	12,783	8,824	14,110	16,823
Other	164	20	—	—	—
Total	$19,927	22,406	18,388	23,176	25,216
Europe/Mediterranean Sea fleet:
Deepwater	$11,643	12,596	9,020	10,395	11,192
Towing-supply	923	761	603	641	2,102
Total	$12,566	13,357	9,623	11,036	13,294
West Africa fleet:
Deepwater	$15,101	14,314	13,938	14,358	13,978
Towing-supply	17,805	17,321	16,139	19,807	21,071
Other	3,573	4,175	3,325	4,601	4,942
Total	$36,479	35,810	33,402	38,766	39,991
Worldwide fleet:
Deepwater	$53,864	59,174	48,727	50,881	47,665
Towing-supply	37,301	38,425	32,412	42,821	49,315
Other	5,846	6,575	6,355	7,611	7,931
Total	$97,011	104,174	87,494	101,313	104,911

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
AVERAGE NUMBER OF VESSELS:

Americas fleet:
Deepwater	26	25	26	31	39
Towing-supply	15	15	15	16	19
Other	6	6	6	6	8
Total	47	46	47	53	66
Stacked vessels	(20)	(19)	(20)	(27)	(39)
Active vessels	27	27	27	26	27
Middle East/Asia Pacific fleet:
Deepwater	17	18	19	21	21
Towing-supply	32	35	37	39	43
Other	—	—	—	—	1
Total	49	53	56	60	65
Stacked vessels	(9)	(12)	(15)	(20)	(25)
Active vessels	40	41	41	40	40
Europe/Mediterranean Sea fleet:
Deepwater	18	18	17	17	18
Towing-supply	4	4	4	4	6
Other	—	—	—	—	1
Total	22	22	21	21	25
Stacked vessels	(4)	(4)	(5)	(5)	(5)
Active vessels	18	18	16	16	20
West Africa fleet:
Deepwater	27	26	27	27	25
Towing-supply	31	31	35	37	38
Other	25	27	31	31	32
Total	83	84	93	95	95
Stacked vessels	(28)	(29)	(39)	(37)	(37)
Active vessels	55	55	54	58	58
Worldwide fleet:
Deepwater	88	87	89	96	103
Towing-supply	82	85	91	96	106
Other	31	33	37	37	42
Total	201	205	217	229	251
Stacked vessels	(61)	(64)	(79)	(89)	(106)
Active vessels	140	141	138	140	145

Total active	140	141	138	140	145
Total stacked	61	64	79	89	106
Total joint venture and other vessels	7	8	8	8	8
Total	208	213	225	237	259

Note (M):  Included in total owned or chartered vessels at September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017, were 62, 66, 70, 89 and 91 vessels, respectively, that were stacked by the company.  These vessels were considered to be in service and are included in the calculation of our total fleet utilization statistics.  Included in total joint venture and other at September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017, were 2, 5, 4, 4 and 4 vessels, respectively, that were stacked by the company.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
AVERAGE NUMBER OF LEASED VESSELS INCLUDED IN VESSEL COUNTS ABOVE:

Americas fleet:
Deepwater	—	—	—	—	7
Towing-supply	—	—	—	—	3
Total	—	—	—	—	10
Stacked vessels	—	—	—	—	(10)
Active vessels	—	—	—	—	—
Europe/Mediterranean Sea fleet:
Towing-supply	—	—	—	—	2
Total	—	—	—	—	2
Stacked vessels	—	—	—	—	—
Active vessels	—	—	—	—	2
West Africa fleet:
Towing-supply	—	—	—	—	3
Total	—	—	—	—	3
Stacked vessels	—	—	—	—	—
Active vessels	—	—	—	—	3
Worldwide fleet:
Deepwater	—	—	—	—	7
Towing-supply	—	—	—	—	8
Total	—	—	—	—	15
Stacked vessels	—	—	—	—	(10)
Active vessels	—	—	—	—	5

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
Deepwater	2,392	2,275	2,309	2,893	3,545
Towing-supply	1,422	1,399	1,350	1,441	1,773
Other	552	546	540	574	736
Total	4,366	4,220	4,199	4,908	6,054
Middle East/Asia Pacific fleet:
Deepwater	1,534	1,611	1,738	1,908	1,932
Towing-supply	2,950	3,203	3,348	3,604	3,980
Other	—	3	—	3	92
Total	4,484	4,817	5,086	5,515	6,004
Europe/Mediterranean Sea fleet:
Deepwater	1,649	1,638	1,527	1,588	1,649
Towing-supply	368	364	360	379	552
Other	—	—	—	—	136
Total	2,017	2,002	1,887	1,967	2,337
West Africa fleet:
Deepwater	2,491	2,393	2,470	2,484	2,347
Towing-supply	2,852	2,821	3,123	3,340	3,493
Other	2,297	2,417	2,745	2,852	2,885
Total	7,640	7,631	8,338	8,676	8,725
Worldwide fleet:
Deepwater	8,066	7,917	8,044	8,873	9,473
Towing-supply	7,592	7,787	8,181	8,764	9,798
Other	2,849	2,966	3,285	3,429	3,849
Total	18,507	18,670	19,510	21,066	23,120

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
Deepwater	858	819	898	1,565	2,359
Towing-supply	736	728	720	705	889
Other	276	182	180	206	368
Total	1,870	1,729	1,798	2,476	3,616
Middle East/Asia Pacific fleet:
Deepwater	338	364	478	705	746
Towing-supply	508	780	873	1,089	1,435
Other	—	—	—	3	92
Total	846	1,144	1,351	1,797	2,273
Europe/Mediterranean Sea fleet:
Deepwater	170	91	167	276	276
Towing-supply	184	243	270	180	92
Other	—	—	—	—	136
Total	354	334	437	456	504
West Africa fleet:
Deepwater	552	590	744	671	644
Towing-supply	1,196	1,183	1,463	1,472	1,484
Other	799	878	1,305	1,295	1,246
Total	2,547	2,652	3,512	3,438	3,374
Worldwide fleet:
Deepwater	1,918	1,864	2,287	3,217	4,025
Towing-supply	2,624	2,934	3,326	3,446	3,900
Other	1,075	1,060	1,485	1,504	1,842
Total	5,617	5,859	7,098	8,167	9,767

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
Deepwater	1,534	1,456	1,411	1,328	1,186
Towing-supply	686	671	630	736	884
Other	276	364	360	368	368
Total	2,496	2,491	2,401	2,432	2,438
Middle East/Asia Pacific fleet:
Deepwater	1,196	1,247	1,260	1,203	1,186
Towing-supply	2,442	2,423	2,475	2,515	2,545
Other	—	3	—	—	—
Total	3,638	3,673	3,735	3,718	3,731
Europe/Mediterranean Sea fleet:
Deepwater	1,479	1,547	1,360	1,312	1,373
Towing-supply	184	121	90	199	460
Total	1,663	1,668	1,450	1,511	1,833
West Africa fleet:
Deepwater	1,939	1,803	1,726	1,813	1,703
Towing-supply	1,656	1,638	1,660	1,868	2,009
Other	1,498	1,539	1,440	1,557	1,639
Total	5,093	4,979	4,826	5,238	5,351
Worldwide fleet:
Deepwater	6,148	6,053	5,757	5,656	5,448
Towing-supply	4,968	4,853	4,855	5,318	5,898
Other	1,774	1,906	1,800	1,925	2,007
Total	12,890	12,811	12,412	12,899	13,353

Note (N): Available Days - Active Fleet equals Available Days - Total Fleet less Out-Of-Service - Stacked Days.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
UTILIZATION - TOTAL FLEET:

Americas fleet:
Deepwater	50.6%	54.8%	42.2%	32.2%	20.5%
Towing-supply	40.6	37.7	35.7	39.0	36.1
Other	41.2	48.3	61.9	60.8	45.3
Total	46.1%	48.3%	42.7%	37.6%	28.1%
Middle East/Asia Pacific fleet:
Deepwater	59.0%	64.2%	54.4%	48.7%	44.0%
Towing-supply	64.2	60.2	40.0	57.7	57.1
Other	—	100.0	—	—	—
Total	62.4%	61.6%	44.9%	54.5%	52.0%
Europe/Mediterranean Sea fleet:
Deepwater	72.0%	79.5%	64.7%	69.4%	71.7%
Towing-supply	44.3	29.0	25.0	24.1	53.8
Total	67.0%	70.3%	57.1%	60.7%	63.3%
West Africa fleet:
Deepwater	61.9%	60.2%	52.3%	49.4%	49.3%
Towing-supply	48.0	47.0	39.0	45.7	45.2
Other	44.2	49.2	36.6	44.8	44.6
Total	51.4%	51.9%	42.2%	46.5%	46.1%
Worldwide fleet:
Deepwater	60.0%	63.5%	52.2%	47.2%	41.3%
Towing-supply	52.7	49.9	38.3	48.6	48.9
Other	43.6	49.1	40.8	47.4	42.1
Total	54.5%	55.5%	44.4%	47.8%	44.7%

Note (O): Utilization Total Fleet equals Days Worked / Available Days Total Fleet.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
UTILIZATION - ACTIVE FLEET:

Americas fleet:
Deepwater	78.8%	85.7%	69.1%	70.2%	61.2%
Towing-supply	84.2	78.5	76.6	76.4	72.3
Other	82.3	72.4	92.9	94.8	90.6
Total	80.7%	81.8%	74.6%	75.8%	69.7%
Middle East/Asia Pacific fleet:
Deepwater	75.6%	82.9%	75.0%	77.2%	71.6%
Towing-supply	77.5	79.6	54.1	82.7	89.4
Other	—	100.0	—	—	—
Total	76.9%	80.8%	61.2%	80.9%	83.7%
Europe/Mediterranean Sea fleet:
Deepwater	80.3%	84.2%	72.6%	84.0%	86.1%
Towing-supply	88.7	87.4	100.0	45.8	64.6
Total	81.2%	84.4%	74.3%	79.0%	80.7%
West Africa fleet:
Deepwater	79.5%	79.9%	74.8%	67.7%	68.0%
Towing-supply	82.6	81.0	73.4	81.7	78.6
Other	67.8	77.3	69.9	82.0	78.4
Total	77.1%	79.5%	72.8%	76.9%	75.2%
Worldwide fleet:
Deepwater	78.8%	83.0%	72.9%	74.1%	71.9%
Towing-supply	80.5	80.1	64.5	80.1	81.2
Other	70.1	76.4	74.5	84.5	80.6
Total	78.3%	80.9%	69.8%	78.1%	77.3%

Note (P): Utilization Active Fleet equals Days Worked / Available Days - Active Fleet.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
AVERAGE VESSEL DAY RATES:

Americas fleet:
Deepwater	$16,138	18,162	16,626	18,301	19,429
Towing-supply	11,115	14,349	14,191	14,700	14,577
Other	9,281	9,029	9,061	8,628	8,968
Total	$13,924	15,995	14,558	15,372	15,550
Middle East/Asia Pacific fleet:
Deepwater	$8,411	9,287	10,122	9,762	9,883
Towing-supply	6,422	6,627	6,589	6,787	7,398
Other	—	6,122	—	—	—
Total	$7,123	7,554	8,051	7,705	8,073
Europe/Mediterranean Sea fleet:
Deepwater	$9,802	9,676	9,132	9,427	9,464
Towing-supply	5,658	7,195	6,695	7,035	7,077
Total	$9,302	9,489	8,928	9,244	8,985
West Africa fleet:
Deepwater	$9,793	9,940	10,795	11,702	12,069
Towing-supply	13,019	13,054	13,245	12,979	13,339
Other	3,515	3,508	3,306	3,602	3,854
Total	$9,291	9,050	9,501	9,619	9,943
Worldwide fleet:
Deepwater	$11,121	11,779	11,606	12,142	12,172
Towing-supply	9,323	9,882	10,355	10,056	10,295
Other	4,701	4,513	4,742	4,681	4,906
Total	$9,616	10,047	10,093	10,056	10,162

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands)	2018	2018	2018	2017	2017
Americas
Vessel revenues	$28,039	32,601	26,081	28,335	26,410

Vessel operating costs:
Crew costs	$12,169	11,158	9,093	11,190	12,652
Routine repairs and maintenance	2,017	1,471	1,917	2,203	2,210
Major repairs	554	58	(187)	(144)	4,167
Insurance and loss reserves	(488)	1,031	(551)	788	605
Fuel, lube and supplies	2,081	1,792	1,618	2,413	2,935
Other	1,787	2,790	406	1,321	2,307
Total vessel operating costs	$18,120	18,300	12,296	17,771	24,876

Vessel operating margin ($)	$9,919	14,301	13,785	10,564	1,534
Vessel operating margin (%)	35.4%	43.9%	52.9%	37.3%	5.8%

Vessel operating lease expense	$—	—	—	—	62
Vessel depreciation	$3,289	3,141	3,223	3,386	5,488
Amortization of deferred drydocking and survey costs	$569	389	90	86	4

Vessel operations general and administrative expenses ($)	$4,849	5,090	5,561	6,040	5,481
Vessel operations general and administrative expenses (%)	17.3%	15.6%	21.3%	21.3%	20.8%

Vessel operating profit (loss)	$1,212	5,681	4,911	1,052	(9,501)

Americas - Select operating statistics
Average vessels - Total fleet (Q)	47	46	47	53	66
Utilization - Total fleet	46.1%	48.3%	42.7%	37.6%	28.1%

Average vessels - Active fleet (Q)	27	27	27	26	27
Utilization - Active fleet	80.7%	81.8%	74.6%	75.8%	69.7%

Average day rates	$13,924	15,995	14,558	15,372	15,550

Vessels commencing drydocks	11	2	7	3	7

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$554	58	(187)	(144)	4,167
Cash paid for deferred drydocking and survey costs	$1,099	1,097	2,775	554	243
	$1,653	1,155	2,588	410	4,410

Deferred drydocking and survey costs - beginning balance	$4,108	3,383	707	239	—
Cash paid for deferred drydocking and survey costs	$1,099	1,097	2,775	554	243
Amortization of deferred drydocking and survey costs	$(569)	(389)	(90)	(86)	(4)
Net vessel transfers in/out of the segment	$—	17	(9)	—	—
Deferred drydocking and survey costs - ending balance	$4,638	4,108	3,383	707	239

Note (Q): Average leased vessels - Americas fleet	—	—	—	—	10
Average leased vessels - Americas active fleet	—	—	—	—	—

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands)	2018	2018	2018	2017	2017
Middle East/Asia Pacific
Vessel revenues	$19,927	22,406	18,388	23,176	25,216

Vessel operating costs:
Crew costs	$8,412	8,596	8,108	8,666	9,101
Routine repairs and maintenance	1,898	1,558	1,209	1,733	2,387
Major repairs	(39)	36	254	442	320
Insurance and loss reserves	(458)	383	(150)	771	626
Fuel, lube and supplies	1,394	2,221	2,339	2,653	1,725
Other	2,203	2,578	2,742	2,723	2,977
Total vessel operating costs	$13,410	15,372	14,502	16,988	17,136

Vessel operating margin ($)	$6,517	7,034	3,886	6,188	8,080
Vessel operating margin (%)	32.7%	31.4%	21.1%	26.7%	32.0%

Vessel operating lease expense	$—	—	—	—	—
Vessel depreciation	$2,458	2,521	2,707	2,905	4,028
Amortization of deferred drydocking and survey costs	$481	323	62	4	—

Vessel operations general and administrative expenses ($)	$4,279	3,565	3,370	3,772	3,226
Vessel operations general and administrative expenses (%)	21.5%	15.9%	18.3%	16.3%	12.8%

Vessel operating profit (loss)	$(701)	625	(2,253)	(493)	826

Middle East/Asia Pacific - Select operating statistics
Average vessels - Total fleet	49	53	56	60	65
Utilization - Total fleet	62.4%	61.6%	44.9%	54.5%	52.0%

Average vessels - Active fleet	40	41	41	40	40
Utilization - Active fleet	76.9%	80.8%	61.2%	80.9%	83.7%

Average day rates	$7,123	7,554	8,051	7,705	8,073

Vessels commencing drydocks	4	3	3	5	1

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$(39)	36	254	442	320
Cash paid for deferred drydocking and survey costs	$1,219	1,813	1,728	209	—
	$1,180	1,849	1,982	651	320

Deferred drydocking and survey costs - beginning balance	$3,361	1,871	205	—	—
Cash paid for deferred drydocking and survey costs	$1,219	1,813	1,728	209	—
Amortization of deferred drydocking and survey costs	$(481)	(323)	(62)	(4)	—
Deferred drydocking and survey costs - ending balance	$4,099	3,361	1,871	205	—

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands)	2018	2018	2018	2017	2017
Europe/Mediterranean Sea
Vessel revenues	$12,566	13,357	9,623	11,036	13,294

Vessel operating costs:
Crew costs	$5,642	5,777	4,991	5,147	6,460
Routine repairs and maintenance	1,645	1,083	1,240	1,145	1,430
Major repairs	192	900	338	—	290
Insurance and loss reserves	116	247	110	311	206
Fuel, lube and supplies	1,195	1,136	1,810	1,038	1,050
Other	1,838	1,459	1,606	1,466	1,754
Total vessel operating costs	$10,628	10,602	10,095	9,107	11,190

Vessel operating margin ($)	$1,938	2,755	(472)	1,929	2,104
Vessel operating margin (%)	15.4%	20.6%	-4.9%	17.5%	15.8%

Vessel operating lease expense	$—	—	—	—	670
Vessel depreciation	$1,853	1,854	1,641	1,641	3,411
Amortization of deferred drydocking and survey costs	$460	385	163	—	—

Vessel operations general and administrative expenses ($)	$1,681	1,658	1,278	1,073	1,251
Vessel operations general and administrative expenses (%)	13.4%	12.4%	13.3%	9.7%	9.4%

Vessel operating loss	$(2,056)	(1,142)	(3,554)	(785)	(3,228)

Europe/Mediterranean Sea - Select operating statistics
Average vessels - Total fleet (R)	22	22	21	21	25
Utilization - Total fleet	67.0%	70.3%	57.1%	60.7%	63.3%

Average vessels - Active fleet (R)	18	18	16	16	20
Utilization - Active fleet	81.2%	84.4%	74.3%	79.0%	80.7%

Average day rates	$9,302	9,489	8,928	9,244	8,985

Vessels commencing drydocks	2	6	6	—	1

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$192	900	338	—	290
Cash paid for deferred drydocking and survey costs	$383	1,271	2,633	—	—
	$575	2,171	2,971	—	290

Deferred drydocking and survey costs - beginning balance	$3,356	2,470	—	—	—
Cash paid for deferred drydocking and survey costs	$383	1,271	2,633	—	—
Amortization of deferred drydocking and survey costs	$(460)	(385)	(163)	—	—
Deferred drydocking and survey costs - ending balance	$3,279	3,356	2,470	—	—

Note (R): Average leased vessels - Europe/Mediterranean Sea fleet	—	—	—	—	2
Average leased vessels - Europe/Mediterranean Sea active fleet	—	—	—	—	2

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands)	2018	2018	2018	2017	2017
West Africa
Vessel revenues	$36,479	35,810	33,402	38,766	39,991

Vessel operating costs:
Crew costs	$11,392	10,837	12,032	12,145	13,935
Routine repairs and maintenance	2,382	2,263	2,816	2,246	2,244
Major repairs	(15)	609	117	85	2,521
Insurance and loss reserves	(876)	530	(480)	1,076	1,067
Fuel, lube and supplies	3,310	3,032	3,245	3,296	4,131
Other	6,886	6,467	6,741	5,487	7,866
Total vessel operating costs	$23,079	23,738	24,471	24,335	31,764

Vessel operating margin ($)	$13,400	12,072	8,931	14,431	8,227
Vessel operating margin (%)	36.7%	33.7%	26.7%	37.2%	20.6%

Vessel operating lease expense	$—	—	—	91	1,015
Vessel depreciation	$3,673	3,572	3,703	3,547	5,444
Amortization of deferred drydocking and survey costs	$503	495	323	112	—

Vessel operations general and administrative expenses ($)	$5,312	6,300	6,658	9,061	7,135
Vessel operations general and administrative expenses (%)	14.6%	17.6%	19.9%	23.4%	17.8%

Vessel operating profit (loss)	$3,912	1,705	(1,753)	1,620	(5,367)

West Africa - Select operating statistics
Average vessels - Total fleet (S)	83	84	93	95	95
Utilization - Total fleet	51.4%	51.9%	42.2%	46.5%	46.1%

Average vessels - Active fleet (S)	55	55	54	58	58
Utilization - Active fleet	77.1%	79.5%	72.8%	76.9%	75.2%

Average day rates	$9,291	9,050	9,501	9,619	9,943

Vessels commencing drydocks	2	3	3	2	7

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$(15)	609	117	85	2,521
Cash paid for deferred drydocking and survey costs	$993	353	1,724	2,259	149
	$978	962	1,841	2,344	2,670

Deferred drydocking and survey costs - beginning balance	$3,547	3,706	2,296	149	—
Cash paid for deferred drydocking and survey costs	$993	353	1,724	2,259	149
Amortization of deferred drydocking and survey costs	$(503)	(495)	(323)	(112)	—
Net vessel transfers in/out of the segment	$—	(17)	9	—	—
Deferred drydocking and survey costs - ending balance	$4,037	3,547	3,706	2,296	149

Note (S): Average leased vessels - West Africa fleet	—	—	—	—	3
Average leased vessels - West Africa active fleet	—	—	—	—	3

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands)	2018	2018	2018	2017	2017
Worldwide
Vessel revenues	$97,011	104,174	87,494	101,313	104,911

Vessel operating costs:
Crew costs	$37,615	36,368	34,224	37,148	42,148
Routine repairs and maintenance	7,942	6,375	7,182	7,327	8,271
Major repairs	692	1,603	522	383	7,298
Insurance and loss reserves	(1,706)	2,191	(1,071)	2,946	2,504
Fuel, lube and supplies	7,980	8,181	9,012	9,400	9,841
Other	12,714	13,294	11,495	10,997	14,904
Total vessel operating costs	$65,237	68,012	61,364	68,201	84,966

Vessel operating margin ($)	$31,774	36,162	26,130	33,112	19,945
Vessel operating margin (%)	32.8%	34.7%	29.9%	32.7%	19.0%

Vessel operating lease expense	$—	—	—	91	1,747
Vessel depreciation	$11,273	11,088	11,274	11,479	18,371
Amortization of deferred drydocking and survey costs	$2,013	1,592	638	202	4

Vessel operations general and administrative expenses ($)	$16,121	16,613	16,867	19,946	17,093
Vessel operations general and administrative expenses (%)	16.6%	15.9%	19.3%	19.7%	16.3%

Vessel operating profit (loss)	$2,367	6,869	(2,649)	1,394	(17,270)

Worldwide - Select operating statistics
Average vessels - Total fleet (T)	201	205	217	229	251
Utilization - Total fleet	54.5%	55.5%	44.4%	47.8%	44.7%

Average vessels - Active fleet (T)	140	141	138	140	145
Utilization - Active fleet	78.3%	80.9%	69.8%	78.1%	77.3%

Average day rates	$9,616	10,047	10,093	10,056	10,162

Vessels commencing drydocks	19	14	19	10	16

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$692	1,603	522	383	7,298
Cash paid for deferred drydocking and survey costs	$3,694	4,534	8,860	3,022	392
	$4,386	6,137	9,382	3,405	7,690

Deferred drydocking and survey costs - beginning balance	$14,372	11,430	3,208	388	—
Cash paid for deferred drydocking and survey costs	$3,694	4,534	8,860	3,022	392
Amortization of deferred drydocking and survey costs	$(2,013)	(1,592)	(638)	(202)	(4)
Deferred drydocking and survey costs - ending balance	$16,053	14,372	11,430	3,208	388

Note (T): Average leased vessels - Worldwide fleet	—	—	—	—	15
Average leased vessels - Worldwide active fleet	—	—	—	—	5

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands)	2018	2018	2018	2017	2017

Consolidated EBITDA (U) (V) (W) (X) (Y) (Z)	$7,922	16,162	(9,905)	13,255	(2,760)

Restructuring-related professional services costs	—	—	—	(2,031)	(23,494)
Asset impairments	(16,853)	(1,215)	(6,186)	(16,777)	(21,325)
Sale leaseback redelivery costs	—	—	—	(388)	(1,244)
Reorganization items (excluding professional services and sale leaseback redelivery costs)	—	—	—	—	(1,060,871)
Interest and other debt costs	(7,585)	(7,547)	(7,599)	(7,769)	(5,814)
Income tax benefit (expense)	(1,278)	(5,797)	(3,321)	2,706	(3,216)
Depreciation	(11,377)	(11,192)	(11,380)	(11,993)	(19,298)
Amortization of deferred drydocking and survey costs	(2,012)	(1,593)	(638)	(202)	(4)

Net loss	$(31,183)	(11,182)	(39,029)	(23,199)	(1,138,026)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands)	2018	2018	2018	2017	2017

Consolidated EBITDA (U) (V) (W) (X) (Y) (Z)	$7,922	16,162	(9,905)	13,255	(2,760)

Restructuring-related professional service costs	—	—	—	(2,031)	(23,494)
Sale leaseback redelivery costs	—	—	—	(388)	(1,244)
Cash paid for interest	(8,084)	(7,982)	(8,152)	(8,164)	(1,203)
Cash paid for taxes	(3,596)	(3,654)	(6,429)	(3,262)	(2,521)
Cash paid for deferred drydocking costs	(3,694)	(4,534)	(8,860)	(3,022)	(392)
Change in net working capital, excluding cash	8,678	7,466	8,649	(4,874)	18,585
Equity in net (earnings) losses of unconsolidated companies (V)	(56)	(390)	15,439	(825)	(1,574)
Stock-based compensation expense	3,828	3,183	2,956	2,558	2,554
Gain on asset disposition	1,571	(1,338)	(1,919)	(6,612)	(376)
Changes in other, net	(1,322)	14,054	2,237	(4,372)	(3,608)

Net cash provided (used) in operating activities	$5,247	22,967	(5,984)	(17,737)	(16,033)

Note (U):  Consolidated EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization, asset impairment charges, restructuring-related professional services costs and costs related to the redelivery of sale leaseback vessels.  Restructuring-related professional services and sale leaseback redelivery costs have been separately presented in the above table.  Restructuring-related professional services costs incurred prior to May 17, 2017 were included in general and administrative expenses and such costs incurred subsequent to May 17, 2017 were included in reorganization items in the company's Condensed Consolidated Statements of Earnings (Loss).

Note (V):  Consolidated EBITDA for the three months ended September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017 includes non-cash, stock-based compensation expense of $3,828, $3,183, $2,956, $2,558 and $2,554, respectively.

Note (W):  Consolidated EBITDA for the three months ended September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017 includes vessel operating lease expense of $0, $0, $0, $91 and $1,747, respectively.

Note (X):  Consolidated EBITDA for the three months ended September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017 includes foreign exchange gains (losses) of $1, $(1,002), $(348), $(349) and $(2,082), respectively.

Note (Y):  Consolidated EBITDA and equity in net (earnings) losses of unconsolidated companies for the three months ended September 30,

2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017 includes foreign exchange gains (losses) of $0, $(5,767),

$(14,823), $(74) and $758, respectively.

Note (Z):  Consolidated EBITDA for the three months ended September 30, 2018 and June 30, 2018 includes professional services costs related to the proposed combination with GulfMark of $3,151 and $1,547, respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA as a non-GAAP financial measure in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission.  We define EBITDA as earnings (net income) before interest and other debt costs, income tax expense, depreciation and amortization, reorganization items, asset impairments, and restructuring-related professional services costs included in general and administrative expenses.  Our measure of EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA differently than we do, which may limit its usefulness as a comparative measure.

We view EBITDA both as a performance and liquidity measure and, as such, we believe that the GAAP financial measures most directly comparable to it are net income and net cash provided (used) in operating activities, respectively.  Because EBITDA is not a measure of financial performance calculated in accordance with GAAP, it should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA is widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe EBITDA provides additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures.  We also believe the disclosure of EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA is also a financial metric used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

For illustrative purposes, the company has combined the Successor and Predecessor results to derive combined results for the three months ended September 30, 2017.  The combination was generated by addition of comparable financial statement line items. However, because of various adjustments to the consolidated financial statements in connection with the application of fresh-start reporting, including asset valuation adjustments and liability adjustments, the results of operations for the Successor may not be comparable to those of the Predecessor.